                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          HOMEGATE HOSPITALITY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                                      75-0511313
(STATE OR OTHER JURISDICTION OF                      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)


           2001 BRYAN STREET
              SUITE 2300
             DALLAS, TEXAS                                75201
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                     EACH CLASS IS TO BE REGISTERED

          NOT APPLICABLE                               NOT APPLICABLE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         COMMON STOCK, $.01 PAR VALUE
                               (TITLE OF CLASS)



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ITEM 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-11113).

ITEM 2.  Exhibits.
         --------

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

1.1* Specimen of Common Stock Certificate - incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-11113).

2.1      Certificate of Incorporation - incorporated herein by reference to
         Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-11113).

2.2 Bylaws - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-11113).



__________
* To be filed by amendment



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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        HOMEGATE HOSPITALITY, INC.



Date:  October 9, 1996                     By: /s/ ROBERT A. FAITH
                                           _____________________________
                                           Robert A. Faith
                                           Chief Executive Officer and President



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